                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 1997

                           WATSON GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

             0-16011                                    95-2873758
       (Commission File No.)                 (IRS Employer Identification No.)

           32-B Mauchly
        Irvine, California                                 92718
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (714)-727-4020

                                      N.A.
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

Roger H. Sherwood resigned as a Director of the Company on January 28, 1997. Mr. Sherwood remains an officer of Watson Systems, Inc. a subsidiary of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Watson General Corporation

                                        By: /s/ Joseph L. Christoffel
                                            ---------------------------------
                                            Joseph L. Christoffel,
                                            Chief Financial Officer

Date 1/30/97